UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2020

MUDRICK CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue, Sixth Floor

New York, New York 10022

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MUDS	The NASDAQ Stock Market LLC
Warrants to purchase one share of Class A Common Stock	MUDSW	The NASDAQ Stock Market LLC
Units, each consisting of one share of Class A Common Stock and one Warrant	MUDSU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.l to this Current Report on Form 8-K, and incorporated into this Item 7.01 by reference, is an investor presentation, dated May 14, 2020, that will be used by Mudrick Capital Acquisition Corporation (“Parent”) in connection with the transactions contemplated by that certain Purchase Agreement (the “Purchase Agreement”), dated as of January 13, 2020 and amended on February 26, 2020, by and among Parent, MUDS Acquisition Sub, Inc., and Hycroft Mining Corporation (“Seller”).

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Additional Information About the Business Combination

In connection with the proposed business combination contemplated by the Purchase Agreement, Parent filed with the Securities and Exchange Commission (“SEC”) a definitive registration statement on Form S-4, of which a joint proxy statement/prospectus forms a part (the “Registration Statement”), which was declared effective on May 7, 2020, and commenced the mailing of the Registration Statement and other relevant documents to its stockholders as of May 11, 2020. The Registration Statement contains important information about the proposed business combination contemplated by the Purchase Agreement and the other matters to be voted upon at a special meeting of Parent’s stockholders to be held to approve the proposed business combination contemplated by the Purchase Agreement and other similar matters (the “Special Meeting”). Parent stockholders and other interested persons are advised to read the Registration Statement in connection with Parent’s solicitation of proxies for the Special Meeting because the Registration Statement contains important information about the proposed business combination. Parent stockholders may also obtain copies of the Registration Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Mudrick Capital Acquisition Corporation, 527 Madison Avenue, 6th Floor, New York, New York 10022.

Participants in the Solicitation

Parent and its directors, executive officers and other members of its management and employees and Seller and its directors and management may be deemed to be participants in the solicitation of proxies from Parent’s stockholders in connection with the proposed business combination. Stockholders are urged to carefully read the Registration Statement.

Parent stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Parent in Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 12, 2020. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies to Parent stockholders in connection with the proposed business combination contemplated by the Purchase Agreement and other matters to be voted upon at the Special Meeting are set forth in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information, including with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Parent, Seller or the combined company after completion of the business combination, and are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the proposed business combination not being completed at all or on the expected timeline, including as a result of the termination of the Purchase Agreement or the failure to obtain approval of Parent’s stockholders or other conditions to closing in the Purchase Agreement; (2) the ability to meet applicable NASDAQ listing standards; (3) the risk that the proposed business combination disrupts current plans and operations of Seller’s business as a result of the announcement and consummation of the transactions described herein; (4) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the proposed business combination; (6) changes in applicable laws or regulations; (7) the possibility that Seller’s business may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Parent. The forward-looking statements in this Current Report on Form 8-K speak as of the date of its filing. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although they may do so voluntarily, Parent and Seller undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise unless required by applicable securities laws. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein.

Disclaimer

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Exhibits.

(d) List of Exhibits.

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation of Parent, dated May 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation

Date: May 14, 2020	By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Executive Officer